UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Actinium Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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ACTINIUM PHARMACEUTICALS, INC. Important Notice

Regarding the Availability of Proxy Materials for the Annual Meeting

of Stockholders to be held on November 18, 2020

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail upon request. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and 2019 Annual Report on Form 10-K are available at http://www.viewproxy.com/actiniumpharma/2020

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 10, 2020 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials, voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of ACTINIUM PHARMACEUTICALS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Actinium Pharmaceuticals, Inc. will be held on Wednesday, November 18, 2020 at 9:30 a.m. EST at The Garden City Hotel, 45 Seventh Street, Garden City, NY 11530, for the following purposes:

Proposal 1: Election of two directors to serve as Class I directors on our Board of Directors until our 2023 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal;

Nominees:

01) David Nicholson         02) Richard I Steinhart

Proposal 2: To approve an amendment to the Actinium Pharmaceuticals’ Inc. 2019 Plan (the “2019 Plan”) to increase the total number of shares of common stock authorized for issuance under such plan from 333,333 by 2,750,000, to a total of 3,083,333 shares to attract and retain the best available personnel and to support planned hiring efforts as the company grows; and

Proposal 3: To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

This Proxy is solicited by the Board of Directors of Actinium Pharmaceuticals, Inc.,

which recommends a vote FOR Proposals 1, 2, and 3.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/actiniumpharma/2020 Have the 11 digit control number available when you access the website and follow the instructions.

877-777-2857 TOLL FREE

requests@viewproxy.com

* If requesting material by e-mail, please send a blank e-mail with the company name and your

11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

ACTINIUM PHARMACEUTICALS, INC.

2020 Annual Meeting of Stockholders to be held on November 18, 2020 at the Garden City Hotel, 45 Seventh Street, Garden City, NY 11530

The following proxy materials are available to you for review at:

http://www.viewproxy.com/actiniumpharma/2020

Proxy Statement

2019 Annual Report on 10-K

this notice and a form of proxy card

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet, telephone or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/actiniumpharma/2020

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.